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                                  EXHIBIT 10.6

                               FOURTH AMENDMENT TO
                                CREDIT AGREEMENT

      This Fourth Amendment to Credit Agreement (the "Fourth Amendment") is dated as of October 28, 2004 and is made by and among BLAIR CORPORATION, a Delaware corporation (the "Borrower"), the Guarantors now or hereafter party thereto, the BANKS under the Credit Agreement (as hereafter defined) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under the Credit Agreement (hereinafter referred to in such capacity as the "Agent").

                                    RECITALS:

      WHEREAS, the Borrower, the Guarantors, the Banks and the Agent entered into that certain Credit Agreement dated as of December 20, 2001, as amended by that Amendment No. 1 to Credit Agreement dated as of July 8, 2002, by that Amendment No. 2 to Credit Agreement dated as of July 25, 2003, and by that Third Amendment to Credit Agreement dated as of September 1, 2004 (as amended to date, the "Credit Agreement");

      WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement as set forth herein; and

      WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings given to them under the Credit Agreement.

      NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, the parties hereto agree as follows:

      AMENDMENTS TO THE CREDIT AGREEMENT.

            1. Monthly Borrowing Base Certificates, Schedules of Inventory and Payables (Section 7.3.4)

            Section 7.3.4 (Monthly Borrowing Base Certificates, Schedules of Inventory and Payables) is hereby amended and restated to read as set forth below.

            "7.3.4 Monthly Borrowing Base Certificates, Schedules Inventory and Payables.

            As soon as available but in any event by the fifteenth (15th) Business Day of each fiscal month of the Borrower, a Borrowing Base Certificate as of the last day of the immediately preceding fiscal month in the form of
Exhibit 7.3.4 hereto appropriately completed, executed and delivered by an Authorized Officer.

            Within five (5) Business Days of Borrower's receipt of Agent's reasonable request therefor, a detailed sales register, a cash receipts journal and a purchase journal showing sales, receipts and purchases during the immediately preceding month, together with a monthly Schedule of Inventory and Schedule of Payables as of the end of any such month."

            2. Exhibit 7.3.4 - Borrowing Base Certificate.

            Exhibit 7.3.4 to the Credit Agreement is hereby amended and restated in the form attached to this Fourth Amendment.

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      REPRESENTATIONS AND WARRANTIES.

            A. Warranties Under the Credit Agreement. The representations and warranties of the Loan Parties contained in the Credit Agreement, after giving effect to the amendments thereto on the date hereof, are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date. The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement.

            B. Power and Authority; Validity and Binding Effect; No Conflict. Each Loan Party has full power to enter into, execute, deliver and carry out this Fourth Amendment, and such actions have been duly authorized by all necessary proceedings on its part. This Fourth Amendment has been duly and validly executed and delivered by each of the Loan Parties. This Fourth Amendment constitutes the legal, valid and binding obligation of each of the Loan Parties which is enforceable against such Loan Party in accordance with its terms. Neither the execution and delivery of this Fourth Amendment, nor the consummation of the transactions herein contemplated will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of any organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or other obligation to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries is bound, or result in the creation or enforcement of any Lien upon any property of any Loan Party or any of its Subsidiaries other than as set forth herein.

            C. Consents and Approvals; No Event of Default. No consent, approval, exemption, order or authorization of any Person other than the parties hereto is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Fourth Amendment. No event has occurred and is continuing and no condition exists or will exist after giving effect to this Fourth Amendment which constitutes an Event of Default or Potential Default.

      Conditions to Effectiveness.

            This Fourth Amendment shall be effective on the date (the "Effective Date") on which each of the following conditions have been satisfied. The Effective Date shall be the same as the date of this Fourth Amendment first written above:

            1. EXECUTION.

               The Loan Parties, the Banks and the Agent shall have executed this Fourth Amendment.

            2. Fees and Expenses.

               The borrower shall have paid to the agent all fees and expenses due and payable, including reasonable fees of the agent's counsel.

      REFERENCES TO CREDIT AGREEMENT, LOAN DOCUMENTS.

            Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions of this Fourth Amendment and the terms or provisions of the Credit Agreement or such Loan Document, including such schedules and exhibits, the terms and provisions of this Fourth Amendment shall control.

      FORCE AND EFFECT.

            Each Loan Party a signatory hereto reconfirms, restates, and ratifies the Credit Agreement, and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Fourth Amendment and each Loan Party confirms that all such documents have remained in full force and effect since the date of their execution.

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      GOVERNING LAW.

            This Fourth Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

      COUNTERPARTS.

            This Fourth Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

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      The undersigned have executed this Fourth Amendment as of the day and year first above written.

                              BORROWER: BLAIR CORPORATION

                              By: ____________________________________
                              Title:

                              GUARANTORS: BLAIR HOLDINGS, INC.

                              By: ____________________________________
                              Title:

                              BLAIR PAYROLL, LLC

                              By: ____________________________________
                              Title:

                              BLAIR INTERNATIONAL HOLDINGS, INC.

                              By:_____________________________________
                              Title:

                              BLAIR CREDIT SERVICES CORPORATION

                              By:_____________________________________
                              Title:

                              ALLEGHENY TRAIL CORPORATION

                              By:_____________________________________
                              Title:

                              BANKS:

                              PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

                              By: ____________________________________
                              Title:

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                              LASALLE BANK NATIONAL ASSOCIATION

                              By:_____________________________________
                              Title:

                              HSBC BANK USA, NATIONAL ASSOCIATION, successor by merger to HSBC Bank USA

                              By:_____________________________________
                              Title:

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                           BORROWING BASE CERTIFICATE

                                          DATED AS OF: ____________________

In accordance with the terms of Credit Agreement dated as of December 20, 2001 (the "Credit Agreement"), among Blair Corporation (the "Borrower"), the Guarantors party thereto ("the Guarantors"), the various banks party thereto (the "Banks"), and PNC Bank, National Association, Agent (the "Agent"), the Borrower hereby makes the following certification. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

INVENTORY

1.    Inventory of the Borrower as of the
      date of this Certificate. Inventory
      means all of the "inventory" (as
      such term is defined in the UCC) of
      the Borrower, including, but not
      limited to, all merchandise, raw
      materials, parts, supplies,
      work-in-process and finished goods
      intended for sale.                                               $________

2. Less Ineligible Inventory (without duplication of deductions)

      (a) Inventory which is not finished goods, raw materials other than supplies, or work-in-process; and including any goods which have been shipped, delivered, sold by, purchased by or provided to one of the Loan Parties on a bill and hold, consignment sale, guaranteed sale, or sale or return basis, or any other similar basis or understanding other than an absolute sale;
                                                             $________

      (b) Inventory which is not new, or of good and merchantable quality, or which represents more than a twelve (12) month supply of such finished goods or raw materials;
                                                             $________

      (c) Inventory which is not located on, or in transit to and so identified on the relevant Schedule of Inventory, premises listed on Schedule A to the Security Agreement;
                                                             $________

      (d)   For all periods after sixty (60) days after the
            Closing Date, Inventory which is located at
            locations leased to any Loan Party for which the
            Agent has not received an executed Landlord's
            Waiver in favor of the Agent substantially in    $________
            the form of Exhibit 7.1(p) to the Credit
            Agreement;


      (e) Inventory which is stored with a bailee, warehouseman, consignee, or similar party unless the Agent has given its prior written consent and the applicable Loan Party has caused such bailee, warehouseman, consignee, or similar party to issue and deliver to the Agent, in form and substance acceptable to the Agent, warehouse receipts or similar type documentation therefor in the Agent's name;
                                                             $________

      (f)   Inventory which is not subject to the Agent's
            and the Banks' Prior Security Interest, or is
            not subject to any other Lien;                   $________

      (g)   Inventory which was manufactured in violation of
            any federal minimum wage or overtime laws,
            including, without limitation, the Fair Labor
            Standards Act, 29 U.S.C. ss.215(a)(1);           $________

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      (h)   Inventory which is, or should be, disqualified
            for any other reason generally accepted in the
            commercial finance business.                     $________

3.  Total Ineligible Inventory (sum of items 2(a) - (g))               $________

4.  Total Qualified Inventory (Inventory less Ineligible
    Inventory)                                                         $________


                                                                            x.50

5.  50% of Qualified Inventory                                         $________

6.  The lesser of $10,000,000 or 50% of Book Value of
    Qualifying Fixed Assets (as of the most recently ended             $________
    fiscal quarter)

SUMMARY                                                                $________

7.  Lesser of Borrowing Base (item 5 plus item 6) or
    $40,000,000                                                        $________

8.  Revolving Credit Loans Outstanding                                 $________

9.  Swing Loans Outstanding                                            $________

10. Letters of Credit Outstanding                                      $________

11. Sum of items 8 through 10 above                                    $________

12. Excess (deficiency) (item 7 minus item 11)                         $________

CERTIFIED BY: _________________________________

TITLE: ________________________________________